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                          GLOBAL INTEGRITY CORPORATION

                            1998 STOCK INCENTIVE PLAN

                    As Amended and Restated on April 27,2000

1.   PURPOSE.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) incentivizing the recruitment and retention of Key Employees with exceptional qualifications and (c) linking the interests of Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute incentive stock options or nonstatutory stock options). Restricted Shares, Stock Units, and SARs (stock appreciation rights).

2.   DEFINITIONS.

     2.1 "Award" means any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

     2.2 "Board" means the Company's Board of Directors, as constituted from time to time.

     2.3 "Change in Control" shall be deemed to occur upon any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company, its Parent or Subsidiary or employee benefit plan or trust maintained by the Company, its Parent or Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly of more the 25% of the Common Stock of the Company outstanding at such time, without the prior approval of the Board.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" means a committee of the Board, as described in Article 3.

     2.6 "Common Stock" means the Common Stock of the Company, par value $.001.

     2.7 "Company" means Global Integrity Corporation, a Delaware corporation or its successor.

     2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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     2.9 "Exercise Price" in the case of an Option, means the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted for the Fair Market Value of one share of Common stock in determining the amount payable upon exercise of such SAR.

     2.10 "Fair Market Value" means the market price of a share of Common Stock determined by the Committee as follows:


          (a) If the Common Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date:

          (b) If the Common Stock was traded over-the-counter on the date in question and was classified as a natIional market issue, the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date:

          (c) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date: and

          (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by independent appraisals or as otherwise determined by the Board of Directors and the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of the Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     2.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

     2.12 "Key Employee" means an individual determined by the Committee to provide services to the Company as (a) a common-law employee of the Company, a Parent of a Subsidiary, (b) an Outside Director or (c) a consultant or adviser of the Company, a Parent or a Subsidiary who acts as an independent contractor.

     2.13 "NSO" means a stock option not described in section 422 or 423 of the Code.

     2.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase shares of Common Stock.

     2.15 "Optionee" means an individual or estate who holds an Option or SAR.

     2.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

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     2.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     2.18 "Participant" means an individual or estate who holds an Award.

     2.19 "Plan" means the Global Integrity Corporation 1998 Stock Incentive Plan, as amended from time to time.

     2.20 "Restricted Share" means shares of Common Stock awarded under the Plan.

     2.21 "SAR" means a stock appreciation right granted under the Plan.

     2.22 "SAR Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     2.23 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

     2.24 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     2.25 "Stock Unit" means a bookkeeping entry representing the equivalent of one share of Common Stock, as awarded under the Plan.

     2.26 (a) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company or Parent, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) of more of the total combined voting power of all classes of stock in one of the other corporations in such a chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

          (b) "Company Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Company Subsidiary on a date after the adoption of the Plan shall be considered a Company Subsidiary commencing as of such date.

     2.27 "Dividend Equivalent" means a right that can be granted with a Stock Unit that entitles the holder to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Stock Unit is outstanding.

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3.   ADMINISTRATION.

     3.1 Committee Composition. The Board shall appoint one or more committees of the Board, each composed of one or more directors of the Company, to administer the Plan ("Committee"). If the Company shall be subject to the requirements of the Exchange Act, the Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3(or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors of the Company under Section 16 of the Exchange Act. With respect to the administration of the Plan for Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, the Committee may be composed of one or more directors of the Company who need not qualify under Rule 16b-3. The Committee may grant Awards under the Plan to Key Employees and may determine all terms of such Awards.

     3.2 Committee Responsibilities and Powers. The Committee shall:

          (a) Select the Key Employees who are to receive Awards under the Plan;

          (b) Determine the type, number, vesting requirements and other features and conditions of such Awards;

          (c) Interpret and make determinations under the Plan; and

          (d) Prescribe, amend and rescind rules and regulations relating to the Plan.

4.   SHARES AVAILABLE FOR GRANTS.

     4.1 Basic Limitation. Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of shares of Common Stock initially reserved for award under the Plan shall be
2.400 shares. Effective January 1, 1999 and on each January 1 thereafter until December 31, 2003, the aggregate number of shares of Common Stock which may be issued under the Plan to key Employees shall be increased by the number of shares of Common Stock equal to two percent (2%) of the aggregate number of shares of Common Stock of the Company outstanding at the end of the most recently concluded fiscal year. Any shares of Common Stock that have been reserved but not issued as Restricted Shares, Share Unites, Options or SARs during any fiscal year shall remain available for grant during any subsequent fiscal year. Notwithstanding the foregoing, no more than 10,000,000 shares of Common Stock shall be available for the grant of ISOs during the term of the Plan. The limitation of this Section 4.1 shall be subject to adjustment pursuant to Article 11.

     4.2 Additional Shares. If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then the corresponding number of shares of Common Stock shall again become available for Awards under the Plan. If SARs are exercised, then only the number of shares of Common Stock (if any) actually issued in settlement of such SARs shall reduce the number available under Section 4.1 and the unissued balance shall

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again become available for Awards under the Plan. If Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan.

5.   ELIGIBILITY.

     5.1 General Rules. Only Employees shall be eligible for designation as Participants by the Committee. All Outside Directors shall be eligible for making an election described in Article 13.

     5.2 Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Company Subsidiary shall be elgible for the grant of ISOs. In addition, a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Company Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 4229(c)(5) of the Code are satisfied.

     5.3 Limits on Awards. No Key Employee shall receive Options or SARs to purchase Common Stock during any fiscal year covering in excess of 500,000 shares of Common Stock.

6.   OPTIONS.

     6.1 Options. The Options granted pursuant to the Plan may be incentive stock options (ISOs) within the meaning of Section 422 of the Code or non-qualified stock options (NSOs). Options designated to be ISOs shall be designated as such in the option agreements evidencing such Options.

     6.2 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a written Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment, in consideration of a reduction in the Optionee's other compensation or as additional compensation for prior services or to motivate future performance. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercise the prior Options. No Option or purported Option shall be a valid and binding obligation of the Company unless previously granted by the Committee and evidenced in writing by such a Stock Option Agreement. If a Stock Option Agreement is not executed by the Optionee and returned to the Company within the time prescribed in the Stock Option Agreement, the Option evidenced thereby will be forfeited and the Stock Option Agreement will be null and void. Appropriate officers of the Company are hereby authorized to execute and deliver Stock Option Agreements in the name of the Company, as directed from time to time by the Committee.

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     6.3 Number of Shares. Each Stock Option Agreement shall specify the number of shares of Common Stock subject to the Option and shall provide for the adjustment of such number in accordance with Article 11.

     6.4 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price which in no event shall be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant except that the Exercise Price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more the 10% of the total combined voting power of all classes of stock of the issuing corporation or its parent or subsidiary corporations. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding: except that the Exercise Price shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of grant.

     6.5 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become vested or exercisable. The Stock Option Agreement shall also specify the term of the option: provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its scheduled term in the event of the termination of the Optionee's service except that under no circumstances shall the expiration of an Option prior to the end of its scheduled term be earlier than as follows:

          (i) If the Optionee's service terminated for any reason except death or Disability, the Option will expire at the close of business at Company headquarters on the 60th day after the Optionee's termination date. During such 60-day period the Optionee may exercise that portion of his or her Option that was vested on his or her termination date.

          (ii) If the Optionee dies while in service with the Company, his or her Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period the Optionee's beneficiary, estate or heirs may exercise that portion of the Option that was vested on the date of death.

          (iii) If the Optionee's service terminated because of Disability, his or her Option will expire at the close of business at Company headquarters on the date six months after his or her termination date. During such six-month period, the Optionee may exercise that portion of his or her Option that was vested on the date of Disability.

          "Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment for an extended period of time.

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          (iv) For purposes of this Option, Optionee's service to the Company as an employee does not terminate when a bonafide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. The Committee determines which leaves count for this purpose and when service terminates for all purposes under the Plan and this Agreement. The Committee shall also determine the extent to which the Optionee may exercise the vested portion of his or her Option during a leave of absence.

     6.6 Date of Grant. The Committee shall, after it approves the granting of an Option to a participant cause the participant to be notified of such action. The date on which the Committee approves the granting of an Option shall be considered the date on which such Option is granted.

     6.7 Incentive Stock Options. No option which is designated as an ISO shall be granted to any person who, at the time of the Option is granted, is not an employee of the Company, Parent or a Company Subsidiary. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Options designated as ISOs are exercisable for the first time by an employee shall not exceed $100,000 during any calendar year (under all plans of the Company, Parent or any Company Subsidiary which provide for the granting of an ISO).

     6.8 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Stock subject to such Option in the even that a Change in Control occurs with respect to the Company. If the provisions of this Paragraph 6.8 are limited by the $100,000 limit of Paragraph 6.7 above, the acceleration of exercisability provided under this Paragraph 6.8 shall be first applied to those ISOs having the lowest Exercise Price. Any remaining Options which would have become exercisable but for the $100,000 limit shall become exercisable on the first date on which they may become exercisable without exceeding the $100,000 limit.

     6.9 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

7.   PAYMENT FOR OPTION SHARES.

     7.1 General Rule. The entire Exercise Price for the share of Common Stock issued upon exercise of Options shall be payable in cash at the time when such shares of Common Stock are purchased except as follows:

          (a) In the cae of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock

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     Option Agreement may specify that payment may be made in any form(s)
     described in this Article 7.

          (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 7.

     7.2 Surrender of Stock. To the extent that this Section 7.2 is applicable, payment for all or any part of the Exercise Price may be made with shares of Common Stock which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such shares of Common Stock shall be valued at their Fair Market Value on the date when the new shares of Common Stock are purchased under the Plan.

     7.3 Exercise Sale. To the extent that this Section 7.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     7.4 Exercise/Pledge. To the extent that this Section 7.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge shares of Common Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     7.5 Promissory Note. To the extend that this Section 7.5 is applicable, payment may be made with a full-recourse promissory note; providing that to the extent required by applicable law, the par value of the share of Common Stock shall be paid in cash.

     7.6 Other Forms of Payment. To the extent that this Section 7.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

8.   STOCK APPRECIATION RIGHTS.

     8.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     8.2 Number of Shares. Each SAR Agreement shall specify the number of shares of Common Stock to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11.

     8.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding, except that the Exercise Price shall not be less than eighty-five

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percent (85%) of the Fair market value of the Common Stock on the date of grant, nor less than 100% of Fair Market Value on the date of grant in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the issuing corporation or its parent or subsidiary corporations.

     8.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options, Restricted Shares or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Shares or Stock Units are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     8.5 Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all shares of Common stock subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     8.6 Exercise of SARs. If, on the date when a SAR expires, the Exercise price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised and surrendered as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Stock, (b) cash or (c) a combination of both, as the Committee shall determine. The amount of cash and/or the Fair Market value of Common Stock received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) or the Common Stock subject to the SARs exceeds the Exercise Price.

     8.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

9.   RESTRICTED SHARES AND STOCK UNITS.

     9.1 Time, Amount and Form of Awards. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. Restricted Shares of Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

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     9.2 Payment for Awards. To the extent an Award is granted in the form of newly issued Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash, services rendered or other lawful consideration, an amount equal to the par value of such Restricted Shares. To the extent that the Award is granted in the form of Restricted Shares from the Company's treasury or in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     9.3 Vesting Conditions, Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement which may include performance conditions. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

     9.4 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Stock or (c) any combination of both, as the Committee shall determine. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of the Common Stock over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by Dividend Equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

     9.5 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Unit Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     9.6 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfounded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

10.  VOTING AND DIVIDEND RIGHTS.

     10.1 Restricted Shares. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other holders of Common Stock. A Stock Award Agreement, however, may require that the holders of Restricted Shares

                                      -10-
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invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of shares of Common Stock available under Article 4.

     10.2 Stock Units. The holders of Stock Units shall have no voting rights. Prior to settlement of forfeiture, any Stock Units awarded under the Plan may, at the Committee's discretion, carry with it a right to Dividend Equivalents. Dividend Equivalents may be made in the form of cash, in the form of Common Stock, or in a combination of both. Prior to distribution, any Dividend Equivalents which are not paid shall be subject to the same conditions and restrictions as the stock Units to which they attach.

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11.  PROTECTION AGAINST DILUTION.

     11.1 Adjustments. In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in Common Stock, a declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it in its sole discretion deems appropriate in one or more of:

          (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 4;

          (b) The number of Stock Units included in any prior Award which has not yet been settled;

          (c) The number of shares of Common Stock covered by each outstanding Option and SAR; or

          (d) The Exercise Price under each outstanding Option and SAR.

Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     11.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

12.  AWARDS UNDER OTHER PLANS.

     The Committee may authorize the grant of Awards under the Plan to satisfy awards under other compensation or benefit plans or programs of the Company. Such awards may be settled in the form of Common Stock issued under this Plan. Such Common Stock shall be treated for all purposes under the Plan like shares of Common Stock issued in settlement of Stock Units and shall, when issued, reduce the number of shares of Common Stock available under Article 4.

13.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

     13.1 Effective Date. No provision of this Article 13 shall be effective unless and until the Board has determined to implement such provision.

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     13.2 Elections to Receive NSOs or Stock Units. An outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash, NSOs, Stock Units, or a combination thereof. Such NSOs and Stock Units shall be issued under the Plan. An election under this
Article 13 shall be filed with the Company on the prescribed form and subject to such filing deadlines and election procedures as shall be established by the Committee.

     13.3 Number and Terms of NSOs. The number of NSOs to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs shall also be determined by the Board.

     13.4 Number and Terms of Stock Units. The number of Stock Units to be granted to Outside Directors shall be calculated by dividing the amount of the annual retainer or the meeting fee that would otherwise be paid in cash by the arithmetic mean of the Fair Market Values of a Common Stock on the ten (10) consecutive trading days ending with the date when such retainer or fee is payable. The terms of such Stock Units shall be determined by the Board.

14.  LIMITATION ON RIGHTS.

     14.1 Retention Rights. Neither Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws.

     14.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Award prior to the issuance of a stock certificate for such Common Stock. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 9, 10 and 11.

     14.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Stock pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Stock to its registration, qualification or listing or to an exemption from registration, qualification or listing.

15.  LIMITATION ON PAYMENTS.

     15.1 BAsic Rule. The Committee may determine, at the time of making an Award or thereafter, that payment made pursuant to any Award shall be subject to limitations designed to

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Avoid the payments being nondeductible by the Company for federal income tax purposes as "excess parachute payments" under section 280G of the Code.

16.  WITHHOLDING TAXES.

     16.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Stock or make any cash payment under the Plan until such obligations are satisfied.

     16.2 Share Withholding. A Participant may satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any shares of Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any shares of Common Stock that he or she previously acquired. Such Common Stock shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Stock to the Company may be subject to restrictions.

17.  ASSIGNMENT OR TRANSFER OF AWARDS.

     Except as provided in Article 16 or the Award Agreement, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Except as provided in the Award Agreement, an Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 17 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by laws of descent and distribution.

18.  FUTURE OF THE PLAN.

     18.1 Effective Date. The Plan, as set forth herein, shall, become effective on April 5, 1998, subject to the approval of the Company's stockholder.

     18.2 Termination Date. Unless the Plan shall have been previously terminated by the Board of the Operating Committee of the Board, the Plan shall terminate on March 31, 2008, except as to any Awards theretofore granted and outstanding under the Plan.

     18.3 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extend required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

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19.  MISCELLANEOUS.

     19.1 The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

     19.2 No Employment Obligation. The employment of a Key Employee that is an employee of the Company or a Subsidiary is not for any specified term and may be terminated by such Employee or by the Company or a Subsidiary regarding future positions, future work assignments, future compensation or any other term or condition or employment or affiliation.

     19.3 Government and Stock Exchange Regulations. The Company shall not be required to issue any shares upon the exercise of any Option unless and until the Company has fully complied with any then applicable requirements by the Securities and Exchange Commission, the California Corporations Commissioner, or other regulatory agencies having jurisdiction, and of any exchanges upon which Common Stock of the Company may be listed.

     Upon exercise of an Option at a time when there is not in effect a registration statement under the Securities Act of 1933 or a similar stature (the "Act") relating to the stock issuable upon exercise thereof and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act, or if the rules or interpretations of the Securities and Exchange Commission so require, the stock may be issued only if the holder represents and warrants in writing to the Company that the shares purchased are being acquired for investment and not with a view to distribution thereof.

     19.4 No Implied Rights or Obligations. The Company, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Optionees or others claiming entitlements under the Plan or any obligations on the part of the Company, any Subsidiary or the Committee, except as expressly provided herein.

     19.5 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws or regulations in other countries in which the Company and its subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Options granted to employees who are employed outside the United States, and (iii) establish subplans, modified option exercise procedures and other terms and procedures and other terms and procedures to the extent such actions may be necessary or advisable.

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20.  EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                    GLOBAL INTEGRITY CORPORATION


                                    By: /s/ Daniel T. Woolley
                                    ------------------------------------------
                                    Its: President and Chief Operating Officer
                                    ------------------------------------------




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